Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Securitized Total Return Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

Diamond Hill Large Cap Concentrated ETF

325 JOHN H. MCCONNELL BLVD., SUITE 200

COLUMBUS, OHIO 43215

(888) 226-5595

SUPPLEMENT DATED SEPTEMBER 3, 2026

TO PROSPECTUSES DATED FEBRUARY 28, 2026

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the indirect parent company of Diamond Hill Capital Management, Inc. (“Diamond Hill”), which is the investment adviser to each of the Diamond Hill Funds identified above (each a “Fund,” and together the “Funds”). Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in Diamond Hill becoming a wholly owned indirect subsidiary of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreement between the Funds and Diamond Hill with respect to each of the Funds, which will result in automatic termination of the agreement.

Pursuant to the terms of the transaction, the Diamond Hill Funds Board of Trustees will be asked to approve a reorganization of each of the Funds into a corresponding, newly established fund (each, a “Victory Fund”) to be advised by Victory Capital Management Inc. (“Victory Capital

Management”), an affiliate of Victory Capital, pursuant to a new investment management agreement.

If approved by the Diamond Hill Funds Board of Trustees, the proposal to reorganize each Fund into the corresponding Victory Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of a Fund will approve the proposal to reorganize the Fund. If approved by shareholders, a Fund’s reorganization will take effect upon closing of the transaction or such later time as shareholder approval is obtained.

Following the closing of the transaction, Diamond Hill will operate on Victory Capital’s platform, while retaining its brand, investment philosophies and processes.

The transaction is not expected to result in any change in the portfolio management of the Funds or in any Fund’s investment objectives or policies.

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The information in this Supplement modifies the Diamond Hill Funds Prospectuses dated February 28, 2026. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of each Prospectus entitled “Management of the Funds.”